UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

DRAGONFLY ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-40730	85-1873463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1190 Trademark Drive, #108
Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

(775) 622-3448

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	DFLI	The Nasdaq Global Market
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	DFLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K supplements the Current Report on Form 8-K of Dragonfly Energy Holdings Corp. (the “Company”), originally furnished with the Securities and Exchange Commission (the “SEC”) on March 29, 2023 (the “Initial Form 8-K”). The sole purpose for furnishing this Current Report on Form 8-K is to update certain information contained in Exhibit 99.1 to the Initial Form 8-K to reflect certain updates to the Company’s financial results as a result of the completion of the Company’s 2022 audit, as described further below.

Item 2.02. Results of Operations and Financial Condition.

On March 29, 2023, the Company issued an earnings release announcing financial results for the fourth quarter and year ended December 31, 2022, which was attached as Exhibit 99.1 to the Initial Form 8-K. In connection with the completion of the Company’s 2022 audit, $19.8 million in deal-related expenses from the Company’s October 7, 2022 Business Combination, which were initially recognized within equity, were classified as general and administrative expenses. On April 17, 2023, the Company issued an updated version of the earnings release attached hereto as Exhibit 99.1, which is incorporated in this Item 2.02 by reference, to reflect adjustments to the Company’s financial results.

The information contained within Exhibit 99.1 hereto updates and supersedes the information contained within the press release submitted as an exhibit to the Initial Form 8-K. The impact of the updates described above were reflected in Company’s Annual Report on 10-K for the year ended December 31, 2022 filed with the SEC on April 17, 2023.

Item 7.01. Regulation FD Disclosure.

See “Item 2.02 Results of Operation and Financial Condition” above.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Updated Press Release of Dragonfly Energy Holdings Corp., dated April 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGONFLY ENERGY HOLDINGS CORP.

By:	/s/ Denis Phares
Name:	Denis Phares
Title:	Chief Executive Officer

Date: April 17, 2023